                                    SCHEDULE

                                     TO THE

                              ISDA MASTER AGREEMENT

                         DATED AS OF                  2003

                                     Between

                          BARCLAYS BANK PLC ("PARTY A")

                                       AND

  PERPETUAL TRUSTEES VICTORIA LIMITED (ABN 47 004 027 258) IN ITS CAPACITY AS
      TRUSTEE OF THE INTERSTAR MILLENNIUM SERIES 2003-1G TRUST ("PARTY B")

                                       AND

     INTERSTAR SECURITISATION MANAGEMENT PTY LIMITED (ACN 100 346 898) (THE
                                "TRUST MANAGER")


                                     PART 1


                             TERMINATION PROVISIONS

(a)      "SPECIFIED ENTITY" is not applicable in relation to Party A or Party B.

(b)      "SPECIFIED TRANSACTION" is not applicable.

(c)      (i)      (A)      Sections 5(a)(ii), (iii), (iv), (v), (vi), 5(b)(ii),
                           (iii) and (iv) will not apply to Party B.

                  (B)     Sections 5(a)(ii), (iii), (iv), (v), (vi), 5(b)(ii),
                          (iii) and (iv) will not apply to Party A.

         (ii)     Replace Section 5(a)(i) with:

                  "(i) FAILURE TO PAY OR DELIVER. Failure by the party to make when due any payment under this Agreement or delivery under
                  Section 2(a)(i) or 2(e) required to be made by it if such failure is not remedied at or before 10:00am on the tenth Local Business Day after the due date, except that:

                           (A) no Event of Default shall result from Party B's failure to pay an amount due under this Agreement where Party B has sufficient funds with its bankers (as certified by the Trust Manager on behalf of Party B in a written notice to Party A immediately upon the Trust Manager becoming aware of Party B's inability to pay such due amount) with which the bank accounts of the Trust are held and has given instructions to those bankers to make that payment, and that payment would have been made but for temporary technical or administrative difficulties outside the control of Party B (as certified by the Trust Manager on behalf of Party B in a

--------------------------------------------------------------------------------
                                                                          Page 1
                           written notice to Party A within 10 Local Business Days after the due date or immediately thereafter); and

                           (B) in the event that sub-paragraph (A) applies, Party A has no obligation to make a corresponding payment under this Agreement until such time as it actually receives funds from Party B;".

(d)      Section 5(a)(vii) "BANKRUPTCY" is replaced with the following:

         "An Insolvency Event has occurred in respect of Party A or Party B." However, the occurrence of an Insolvency Event in respect of Party B in its personal capacity will not constitute an Event of Default provided that within thirty Business Days of that occurrence, Party B and the Trust Manager are able to procure the novation of this Agreement and all Transactions to a third party (who is notified to Party A) in respect of which the Designated Rating Agencies confirm that the novation will not cause a reduction or withdrawal of the rating of any Notes.

(e) Section 5(b)(i) "ILLEGALITY" is amended by adding the following paragraph at the end:

         "This sub paragraph (i) does not apply to the imposition by the Australian government or any agency of the Australian government of any exchange control restrictions or prohibitions ("EXCHANGE CONTROLS"). For the avoidance of doubt:

         (A) exchange controls do not constitute an Illegality or Event of Default or Termination Event under this Agreement, and do not entitle a party to terminate a Transaction or otherwise refuse to make any payments it is obliged to make under a Transaction; and

         (B) to the extent permitted by law, delivery by Party B of Australian dollar amounts required to be paid by it under any relevant Confirmation to the bank account specified in that Confirmation will constitute proper payment of those amounts by Party B and Party A's obligations under this Agreement will be unaffected by any such exchange controls."

(f) For the purpose of Section 5(b)(v), "ADDITIONAL TERMINATION EVENT" means each of the following:

         (i) Party B or a Paying Agent becomes obliged to make a withholding or deduction for or on account of Tax in respect of any Notes or any payment to Party A under any Transaction or an Obligor becomes obliged to make a withholding or deduction for or on account of Tax in respect of any payout under a Purchased Loan and the Notes are redeemed as a result in accordance with clause 6.6(d) of the Series Notice (in which case Party A is the Affected Party only for the purpose of termination) (but for the purposes of Section 6(e)(ii)(1), Party A will be the Non-defaulting Party);

         (ii) Party A fails to comply with the requirements of Section 18 (in which case Party A is the Affected Party); and

--------------------------------------------------------------------------------
                                                                          Page 2

         (iii) an Event of Default (as defined in the Security Trust Deed) occurs and the Security Trustee enforces the security under the Security Trust Deed (in which case Party B is the Affected Party (unless the Event of Default results from a failure by Party A to fulfil its obligations under this Agreement, in which case Party A is the Affected Party)).

(g)      The "AUTOMATIC EARLY TERMINATION" provisions of Section 6(a):

         will not apply to Party A.
         will not apply to Party B.

(h) Section 6(a) is amended by replacing "20 days" in line 3 with "10 Local Business Days".

(i)      Add a new Section 6(aa) after Section 6(a):

                           "(aa)    RESTRICTED TERMINATION RIGHTS

                                    (i)      TERMINATION BY PARTY B: Subject to
                                             Part 5(s) of this Schedule, Party B
                                             must not designate an Early
                                             Termination Date without the prior
                                             written consent of the Note
                                             Trustee.

                                    (ii)     NOTIFICATION: Each Party may only
                                             designate an Early Termination Date
                                             following written notification to
                                             the other Party as to the timing of
                                             the Early Termination Date (which
                                             must be a date not earlier than 2
                                             Local Business Days after the
                                             delivery of such notification) and,
                                             in the case of Party B, after
                                             consultation with the Note Trustee.

                                    (iii)    TRANSFER WHERE PARTY B DOES NOT
                                             GROSS-UP: If any payment by Party B
                                             to Party A under this Agreement is,
                                             or is likely to be, made subject to
                                             any deduction or withholding on
                                             account of Tax, Party B will
                                             endeavor to procure the
                                             substitution as principal obligor
                                             under this Agreement in respect of
                                             each affected Transaction of a
                                             Party B incorporated in another
                                             jurisdiction approved by Party A
                                             and the Note Trustee and in respect
                                             of which the Designated Rating
                                             Agencies confirm that the
                                             substitution will not cause a
                                             reduction or withdrawal of the
                                             rating of any Notes."

(j) In Section 6(b)(ii), add the words "or to any other person" after the word "Affiliates" in the second last line of the first paragraph and add the words "so long as the transfer in respect of that Transaction would not lead to a


--------------------------------------------------------------------------------
                                                                          Page 3
         downgrade or withdrawal of the rating of any Notes" after the words "ceases to exist" at the end of the first paragraph.

(k)      PAYMENTS ON EARLY TERMINATION. For the purpose of Section 6(e) of this
         Agreement:

         (i)      Market Quotation will apply; and
         (ii)     the Second Method will apply.

(l)      In Section 6(e), delete the sentence at the end of the first paragraph:
         "The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off."

(m)      "TERMINATION CURRENCY" means United States Dollars.

(n)      (i)      Replace paragraph (a) of Section 7 with the following:

                  "(a) (i) (subject to sub-paragraph (ii)) Party A may make such a transfer, without the prior consent of any Designated Rating Agency or the other parties, pursuant to a consolidation, amalgamation with, or merger with or into, or transfer of all or substantially all of its assets to, or reorganisation, incorporation, reincorporation or reconstitution into or as another entity (but without prejudice to any other right or remedy under this Agreement); and

                           (ii) the transfer referred to in sub-paragraph (i)
                  may only be made where the transferee of all of Party A's interest or obligation in or under this Agreement has a long term credit rating of at least AA - and a short term credit rating of A-1+ from S&P and a long term credit rating of at least A2 and a short term credit rating of P-1 from Moody's; and"

         (ii)     Add a new paragraph to Section 7, immediately below paragraph
                  (b):

                  "(c) in the event that a trustee is appointed as a successor to Party B under the Master Trust Deed and the Series Notices (the "SUCCESSOR TRUSTEE"), Party A undertakes that it shall (unless, at the time the Successor Trustee is so appointed, Party A is entitled to terminate the Transaction under Section 6, in which case it may) execute a novation agreement novating to the Successor Trustee the Transaction on the same terms or on other terms to be agreed between Party A, Party B and the Successor Trustee, and give written notice to each Designated Rating Agency of such novation."




--------------------------------------------------------------------------------
                                                                          Page 4

                                     PART 2

                               TAX REPRESENTATIONS


(a)      PAYER TAX REPRESENTATIONS

         For the purpose of Section 3(e), each of Party A and Party B makes the following representation:

         It is not required by any current applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e)) to be made by it to the other party under this Agreement. In making this representation, it may rely on:

         (i) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii); and

         (ii) the satisfaction of the agreement of the other party contained in Section 4(d),

         provided that it shall not be a breach of this representation where reliance is placed on paragraph (i) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(b)      PAYEE TAX REPRESENTATIONS

         For the purpose of Section 3(f), Party B makes the following representation:

         It is an Australian resident and does not derive the payments under this Agreement in part or in whole in carrying on business in a country outside Australia at or through a permanent establishment of itself in that country.

         For the purpose of Section 3(f), Party A makes the following representation/s:

         [*BARCLAYS TO INSERT APPROPRIATE REPRESENTATIONS FOR EACH OFFICE (AS PER MULTIBRANCH PARTY DESIGNATION)]


                                     PART 3

                            DOCUMENTS TO BE DELIVERED

For the purposes of Section 4(a)(i) and (ii) each party agrees to deliver the following documents as applicable:

(a)      Tax forms, documents or certificates to be delivered are:

--------------------------------------------------------------------------------
                                                                          Page 5

------------------------ ------------------------------- -------------------------------------------
PARTY REQUIRED TO        DOCUMENT                        DATE BY WHICH TO BE DELIVERED
DELIVER
------------------------ ------------------------------- -------------------------------------------
Party A and              Any document or certificate     (i)  On the execution of this Agreement;
Party B.                 reasonably required or               and
                         reasonably requested by a
                         party in connection with its    (ii) subsequently, upon demand.
                         obligations to make a payment
                         under this Agreement which
                         would enable that party to
                         make the payment free from
                         any deduction or withholding
                         for or on account of Tax or
                         as would reduce the rate at
                         which deduction or
                         withholding for or on account
                         of Tax is applied to that
                         payment.
------------------------ ------------------------------- -------------------------------------------

(b)      Other documents to be delivered are:

------------------------ ------------------------------- ------------------------ ------------------
PARTY REQUIRED TO        DOCUMENT                        DATE BY WHICH TO BE      COVERED BY
DELIVER                                                  DELIVERED                SECTION 3(d)
                                                                                  REPRESENTATIONS
------------------------ ------------------------------- ------------------------ ------------------
Party A, Party B and     A copy of the power of          On execution and         Yes.
the Trust Manager.       attorney authorising            delivery of this
                         execution by the attorney of    Agreement.
                         this Agreement.
------------------------ ------------------------------- ------------------------ ------------------
Party A, Party B and     A list of authorised            On execution of any      Yes.
the Trust Manager.       signatories for the party and   relevant Confirmation.
                         evidence satisfactory in form
                         and substance to the other
                         parties of the authority of
                         the authorised signatories of
                         the party to execute each
                         Confirmation on behalf of
                         that party.
------------------------ ------------------------------- ------------------------ ------------------

--------------------------------------------------------------------------------
                                                                          Page 6


------------------------ ------------------------------- ------------------------ ------------------
Trust Manager.           A copy of the Master Trust      On execution and         No.
                         Deed, the Series Notice, the    delivery of this
                         Security Trust Deed, the Note   Agreement or in the
                         Trust Deed, the Notice of       case of a document not
                         Creation of Trust and the       executed as at the
                         Agency Agreement.               date of this
                                                         Agreement, upon
                                                         execution of that
                                                         document.
------------------------ ------------------------------- ------------------------ ------------------
Trust Manager            A copy of an Australian legal   On or before the Note    No.
                         opinion addressed to, among     Issue Date.
                         others, Party A in form and
                         substance satisfactory to
                         Party A.
------------------------ ------------------------------- ------------------------ ------------------
Trust Manager            A copy of an Australian tax     On or before the Note    No.
                         opinion addressed to, among     Issue Date.
                         others, Party A in form and
                         substance satisfactory to
                         Party A.
------------------------ ------------------------------- ------------------------ ------------------
Trust Manager            A copy of any notice provided   At such time as the      Yes.
                         by the Trust Manager to Class   relevant notice is
                         A2 Noteholders.                 provided by the Trust
                                                         Manager to Class A2
                                                         Noteholders.
------------------------ ------------------------------- ------------------------ ------------------

--------------------------------------------------------------------------------
                                                                          Page 7

                                     PART 4

                                  MISCELLANEOUS


(a)      ADDRESS FOR NOTICES: For the purpose of Section 12(a) of this
         Agreement:

         ADDRESS FOR NOTICES TO PARTY A:

         For notices regarding operation, payment and confirmation matters only, notices should be sent to the branch set out in the relevant Confirmation (as may be amended from time to time) with a copy, in the case of notices or communications relating to Sections 5, 6, 7, 11 or 13, to:

         Address:          5 The North Colonnade, Canary Wharf, London E14

         Attention:        Derivatives Director, Legal Division (marked urgent)

         Facsimile:        (+44) 207 773 4932

         Telephone:        (+44) 207 773 2224

         ADDRESS FOR NOTICES TO PARTY B:

         Level 7, 9 Castlereagh Street, Sydney, New South Wales, 2000

         Attention:        Manager Securitisation

         Facsimile:        612 9221 7870

         Telex:            N/A

         ADDRESS FOR NOTICES TO THE TRUST MANAGER:

         Level 31, 367 Collins Street, Melbourne, Victoria, 3000, Australia

         Attention:        Managing Director

         Facsimile:        613 9621 2368

         Telex:            N/A

(b)      PROCESS AGENT: For the purposes of Section 13(c) of this Agreement:

         Party A appoints as its Process Agent:               Not applicable.

         Party B appoints as its Process Agent:      Not applicable.

         OFFICES: The provisions of Section 10(a) will not apply to this reement.

(c)      MULTIBRANCH PARTY:  For the purposes of Section 10(c) of this
         Agreement:

         Party A is a Multibranch Party and may act through its Offices in London, New York, Tokyo, Hong Kong, Singapore and Sydney.

         Party B is not a Multibranch Party.

(d)      CALCULATION AGENT:  The Calculation Agent is Party A unless:

         (i) otherwise specified in a Confirmation in relation to the relevant Transaction; or

--------------------------------------------------------------------------------
                                                                          Page 8

         (ii) an Event of Default (where Party A is the Defaulting Party) has occurred, in which case the Calculation Agent will be the Trust Manager.

         All calculations made by the Calculation Agent must be made in good faith and through the exercise of the Calculation Agent's commercially reasonable judgment. If any party objects in good faith to any calculation made by the Calculation Agent, the parties must negotiate in good faith to agree on an independent lead dealer to make such calculation, and if they cannot so agree within three Business Days, they will each promptly choose an independent leading dealer and instruct such dealers to agree on another independent leading dealer to make such calculation. The calculation of any such dealer so appointed will be binding on the parties in the absence of manifest error and the costs of such appointment will be shared equally between Party A and Party B.

(e)      CREDIT SUPPORT DOCUMENT:  Details of any Credit Support Document:

         (i)      In relation to Party A:  Nil.
         (ii)     In relation to Party B:  Nil.

(f)      CREDIT SUPPORT PROVIDER:

         (i)      In relation to Party A:  Nil.
         (ii)     In relation to Party B:  Nil.

(g) GOVERNING LAW: This Agreement will be governed by and construed in accordance with the laws of England and Wales.

(h)      NETTING OF PAYMENTS: Sub-paragraph (ii) of Section 2(c) will not apply.

(i) "AFFILIATE" will have the meaning specified in Section 14. For the purposes of Section 3(c), Party B is deemed not to have any Affiliates.


                                     PART 5

                                OTHER PROVISIONS


(a)      In Section 2(a)(i) add the following sentence:

         Each payment will be by way of exchange for the corresponding payment or payments payable by the other party and, in the case of any payment payable by Party A to Party B, will be discharged by Party A depositing that payment on the due date into the US$ Account."

(b) In Section 2(a)(ii), after "freely transferable funds" add "free of any set-off, counterclaim, deduction or withholding (except as expressly provided in this Agreement)".

(c)      Add the following new sentence to Section 2(b):

                  "Each new account so designed must be in the same tax jurisdiction as the original account."

--------------------------------------------------------------------------------
                                                                          Page 9

(d) Delete the word "if" at the beginning of Section 2(d)(i)(4) and insert the following words instead:

                  "if and only if X is Party A and".

(e) In Section 2(d)(ii) insert the words "(if and only if Y is Party A)" after the word "then" at the beginning of the last paragraph. Party B will have no obligation to pay any amount to Party A under Section 2(d)(ii), and may make any payment under or in connection with this Agreement net of any deduction or withholding referred to in Section 2(d)(i).

(f) ADDITIONAL REPRESENTATIONS: In Section 3 add the following immediately after paragraph (f):

                  "(g) NON ASSIGNMENT. It has not assigned (whether absolutely, in equity or otherwise) or declared any trust over any of its rights under this Agreement or any Transaction (other than, in respect of Party B, the trust created pursuant to the Master Trust Deed and the Series Notice) and has not given any charge over its rights under this Agreement or any Transaction in the case of Party A, or any charge over the assets of the Trust (other than under the Security Trust Deed), in the case of Party B."

(g)      In Section 4 add a new paragraph as follows:

                  "(f) CONTRACTING AS PRINCIPAL. Party A will enter into all Transactions as principal and not otherwise and Party B will enter into all Transactions in its capacity as trustee of the Trust and not otherwise. Any reference to Party B in this Agreement is in its capacity as trustee of the Trust."

(H) CONFIRMATIONS. With respect to each Transaction entered into pursuant to this Agreement and for the purposes of Section 9(e)(ii), Party A will, on or promptly after the relevant Trade Date, send Party B (with a copy to the Trust Manager) a Confirmation confirming that Transaction and both Party B and the Trust Manager must promptly then confirm the accuracy of or request the correction of such Confirmation. Notwithstanding the provisions of Section 9(e)(ii), where a Transaction is confirmed by means of facsimile or an electronic messaging system, such message will constitute a Confirmation even where not so specified in that Confirmation.

(i)      Section 12 is amended as follows:

         (i) In Section 12(a), delete the words "(except that a notice or other communication under Section 5 or 6 may not be given by facsimile transmission or electronic messaging system)" in lines 2 and 3.

         (ii)     Section 12(a)(iii) is replaced with:

                  "(iii) if sent by facsimile transmission, on the date a transmission report is produced by the machine from which the facsimile was sent which indicates that the facsimile was sent in its entirety to the facsimile number of the recipient notified for the purpose of this Section, unless the recipient notifies the sender within one Local

--------------------------------------------------------------------------------
                                                                         Page 10

                  Business Day of the facsimile being sent that the facsimile was not received in its entirety and in legible form."

         (iii) In Section 12(a)(v), replace the words "electronic message is received" with "the facsimile transmission confirming the electronic message is sent and deemed effective in accordance with sub-paragraph (iii)".

(j)      Section 14 of the Agreement is modified as follows:

         (i)      New definitions are inserted as follows:

                  "ACCEPTABLE ARRANGEMENT" means an arrangement which each relevant Designated Rating Agency has confirmed in writing will result in the avoidance or reversal of any Note Downgrade.

                  "APPROVED BANK" means a Bank which has a short term credit rating of A-1+ from S&P and P-1 from Moody's.

                  "CASH COLLATERAL AMOUNT" means, at any time, an amount equal to the CCR at that time.

                  "CCR" means the amount calculated as follows:

                           CCR = CR X 1.030

                  "CR" means MTM + VB.

                  "CREDIT SUPPORT ANNEX" means the Credit Support Annex set out in the Annexure to this Agreement.

                  "DOWNGRADE" means the withdrawal or downgrade of Party A's credit rating by a Designated Rating Agency resulting in Party A not having the Required Rating.

                  "ELIGIBLE INVESTMENT" means Negotiable Debt Obligations as described in the Credit Support Annex.

                  "MASTER TRUST DEED" means that the Master Trust Deed dated 2 December 1999 between Perpetual Trustees Victoria Limited and Interstar Securities (Australia) Pty Limited.

                  "MAJOR DOWNGRADE" means a Downgrade resulting in Party A having:

                  (a)      a short term credit rating of less than A-1 by S&P;
                           or

                  (b)      a long term credit rating of less than A3 by Moody's.

                  "MINOR DOWNGRADE" means any Downgrade which is not a Major Downgrade.

                  "MORTGAGED PROPERTY" has the meaning given in the Security Trust Deed.

--------------------------------------------------------------------------------
                                                                         Page 11

                  "MTM" means the mark-to-market value of the Transactions outstanding under this Agreement. Party A will have to mark the Transactions to market and post collateral on a weekly basis, with a cure period of 3 days.

                  "NOTE DOWNGRADE" means any actual or proposed withdrawal or downgrade of the rating assigned to any Class of Notes by a Designated Rating Agency which results or would result in any rating assigned to that Class of Notes being less than that specified in clause 4.2(f) of the Series Notice.

                  "REPLACEMENT CURRENCY SWAP PROVIDER" means, at any time, a person that has agreed to replace Party A at that time and has a credit rating not less than the Required Rating.

                  "REQUIRED RATING" means a credit rating of not less than:

                  (a)      [A-1+ (short term) by S&P;]

                  (b)      AA- (long term) by S&P;

                  (c)      A2 (long term) by Moody's; and

                  (d)      [P-1 (short term) by Moody's.]

                  "SERIES NOTICE" means the Series Notice dated on or about the date of this Agreement in relation to the Trust.

                  "SWAP COLLATERAL ACCOUNT" means a US$ account in the name of Party B with an Approved Bank.

                  "TRUST" means the Interstar Millennium Series 2003-1G Trust.

                  "VB" means the value calculated by multiplying the outstanding notional of the Transaction at the time of the calculation by the relevant percentage calculated from the following table (for the purposes of interpreting the table, "Counterparty rating" is the credit rating assigned to Party A by S&P and "Maturities" is the period from and including the date of calculation to but excluding the scheduled maturity of the last expiring Transaction outstanding under this Agreement):

                              VOLATILITY BUFFER (%)

---------------------- ---------------- ------------------ --------------------
COUNTERPARTY RATING    MATURITIES UP    MATURITIES UP TO   MATURITIES MORE
                       TO 5 YEARS       10 YEARS           THAN 10 YEARS
---------------------- ---------------- ------------------ --------------------
A+                     1.05             1.75               3.0
---------------------- ---------------- ------------------ --------------------
A                      1.35             2.45               4.5
---------------------- ---------------- ------------------ --------------------
A-1*                   1.5              3.15               6.0
---------------------- ---------------- ------------------ --------------------
* The A-1 rating will be taken to be the counterparty's short term rating.

--------------------------------------------------------------------------------
                                                                         Page 12

                  (ii)     The definition of Tax is replaced with:

                           "TAX" has the meaning given in the Master Trust Deed.

                  (iii) Insert the following additional paragraph at the end of Section 14:

                           "Words and expressions which are defined or incorporated by reference in the Series Notice have the same meanings when used in this Agreement unless the context otherwise requires or unless otherwise defined in this Agreement."

(k) MASTER TRUST DEED, SERIES NOTICE AND SECURITY TRUST DEED: The parties acknowledge and agree and for the purposes of the Master Trust Deed, the Series Notice and the Security Trust Deed:

         (a)      all Transactions under this Agreement are "Hedge Agreements";
                  and

         (b)      Party A is a "Support Facility Provider".

(l) ISDA DEFINITIONS: This Agreement, each Confirmation and each Transaction are subject to the 2000 ISDA Definitions (as published by the International Swap & Derivatives Association, Inc.) as amended from time to time (the "ISDA DEFINITIONS"), and will be governed in all respects by any provisions set forth in the ISDA Definitions. The ISDA Definitions are incorporated by reference in, and shall be deemed to be part of, this Agreement and each Confirmation.

(m) INCONSISTENCY: In the event of any inconsistency between any two or more of the following documents, they shall take precedence over each other in the following descending order:

         (i)      any Confirmation;

         (ii)     the Schedule to the Master Agreement;

         (iii)    the other provisions of the Master Agreement; and

         (iv)     the ISDA Definitions.

(n)      Any reference to a:

         (i) "Swap Transaction" in the ISDA Definitions is deemed to be a reference to a "Transaction" for the purpose of interpreting this Agreement or any Confirmation; and

         (ii) "Transaction" in this Agreement or any Confirmation is deemed to be a reference to a "Swap Transaction" for the purposes of interpreting the ISDA Definitions.

(o)      Insert new Sections 15, 16 and 17 as follows:

         "15.     LIMITATION OF PARTY B'S LIABILITY

         (a) Party B enters into this Agreement only in its capacity as trustee of the Trust and in no other capacity. A liability incurred by Party B acting in its capacity as trustee of the Trust arising under or in

--------------------------------------------------------------------------------
                                                                         Page 13
                  connection with this Agreement is limited to and can be enforced against Party B only to the extent to which it can be satisfied out of the assets of the Trust out of which Party B is actually indemnified for the liability. This limitation of the Party B's liability applies despite any other provision of this Agreement and extends to all liabilities and obligations of Party B in any way connected with any representation, warranty, conduct, omission, agreement or transaction related to this Agreement.

         (b) The parties other than Party B may not sue Party B in any capacity other than as trustee of the Trust or seek the appointment of a receiver (except in relation to the assets of the Trust), liquidator, administrator or similar person to Party B or prove in any liquidation, administration or arrangements of or affecting Party B (except in relation to the assets of the Trust).

         (c) The provisions of this Section 15 do not apply to any obligation or liability of Party B to the extent that it is not satisfied because under a Transaction Document or by operation of law there is a reduction in the extent of Party B's indemnification out of the assets of the Trust as a result of the Party B's fraud, negligence or wilful default.

         (d) It is acknowledged that the Relevant Parties are responsible under the Transaction Documents for performing a variety of obligations relating to the Trust. No act or omission of Party B (including any related failure to satisfy its obligations or breach of representation or warranty under the Transaction Documents) will be considered fraud, negligence or wilful default of Party B for the purpose of paragraph (c) of this
                  Section 15 to the extent to which the act or omission was caused or contributed to by any failure by the Relevant Parties (other than a person whose acts or omissions Party B is liable for in accordance with the Transaction Documents) to fulfil its obligations relating to the Trust or by any other act or omission of the Relevant Parties (other than a person whose acts or omissions Party B is liable for in accordance with the Transaction Documents) regardless of whether or not that act or omission is purported to be done on behalf of Party B.

         (e) No attorney, agent, receiver or receiver and manager appointed in accordance with a Transaction Document has authority to act on behalf of Party B in a way which exposes Party B to any personal liability and no act or omission of any such person will be considered fraud, negligence or wilful default of Party B for the purpose of paragraph (c) of this Section 15, provided (in the case of any person selected and appointed by Party B) that Party B has exercised reasonable care in the selection of such persons.

         (f) In this Section 15, "Relevant Party" means each of the Trust Manager, the Servicer, the Calculation Agent, each Paying Agent,

--------------------------------------------------------------------------------
                                                                         Page 14
                  the Note Trustee and any Support Facility Provider (as those terms are defined in the Master Trust Deed and the Series Notice).


         16.      REPLACEMENT CURRENCY SWAP

         (a) If this Agreement is terminated, Party B must, at the direction of the Trust Manager, enter into one or more Currency Swaps which replace the Transactions under this Agreement (in a form reasonably satisfactory to Party
                  B)(collectively a "REPLACEMENT CURRENCY SWAP") but only on the following conditions:

                  (i) the Settlement Amount payable (if any) by Party B to Party A upon termination of this Agreement will be paid in full when due in accordance with the Series Notice and this Agreement;

                  (ii) the Designated Ratings Agencies confirm that the Replacement Currency Swap will not cause a Note Downgrade; and

                  (iii) the liability of Party B under the Replacement Currency Swap is limited to at least the same extent that its liability is limited under this Agreement.

         (b) If the conditions in Section 16(a) are satisfied, Party B must, at the direction of the Trust Manager, enter into the Replacement Currency Swap and if it does so it must direct the Replacement Currency Swap provider to pay any upfront premium to enter into the Replacement Currency Swap due to Party B directly to Party A in satisfaction of and to the extent of Party B's obligation to pay the Settlement Amount to Party A as referred to in Section 16(a) and to the extent that such premium is not greater than or equal to the Settlement Amount, the balance must be satisfied by Party B as an Expense of the Trust.

         (c) If the conditions in Section 16(a) are satisfied and Party B has entered into the Replacement Currency Swap, Party B must direct Party A to pay any Settlement Amount payable by Party A to Party B on termination of this Agreement directly to the Replacement Currency Swap provider as payment and to the extent of any premium payable by Party B to enter into the Replacement Currency Swap, in satisfaction of and to the extent of Party A's obligation to pay that part of the Settlement Amount to Party B.

         17.      NOVATION

         Party A may at any time novate its obligations under this Agreement to any of its Affiliates (the "NEW COUNTERPARTY") provided that:

         (a) the New Counterparty provides a legal opinion to Party B that this Agreement, as novated, is valid, binding and enforceable against it (subject to equitable doctrines and creditors' rights generally); and

--------------------------------------------------------------------------------
                                                                         Page 15

         (b) the Designated Ratings Agencies confirm that the novation to the New Counterparty will not cause a Note Downgrade.

         Party B and the Trust Manager will execute all such documents (each in a form reasonably satisfactory to Party B) as are reasonably necessary to give effect to that novation."

(p) TELEPHONE RECORDING: Each party consents to the recording of the telephone conversations of trading and marketing personnel in connection with this Agreement or any potential Transaction and consents to such recording being used as evidence in court proceedings.

(q) RELATIONSHIP BETWEEN PARTIES: Each party will be deemed to represent to each other party on the date on which it enters into a Transaction that:

         (i) NON-RELIANCE. It is acting for its own account (or, in the case of Party B, as trustee of the Trust), and it has made its own independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgment (in the case of Party B, also on the judgment of the Trust Manager) and upon advice from such advisers as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction; it being understood that information and explanations related to the terms and conditions of a Transaction shall not be considered investment advice or a recommendation to enter into that Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of that Transaction.

         (ii) EVALUATION AND UNDERSTANDING. It is capable of evaluating and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of that Transaction. It is also capable of assuming, and assumes, the financial and other risks of that Transaction.

         (iii) NON-FIDUCIARY. No other party is acting as a fiduciary for it or as an advisor to it for the Transaction.

(r)      Insert new Section 18 as follows:

         RATING DOWNGRADE

         (a) If, at any time, a Downgrade occurs and the downgrade constitutes a Minor Downgrade, Party A shall, within 30 days (or such greater period as agreed by the relevant Designated Rating Agency), comply with Section 18(c)(i).

         (b) If, at any time, a Downgrade occurs and the downgrade constitutes a Major Downgrade, Party A shall:

--------------------------------------------------------------------------------
                                                                         Page 16

                  (i) within 30 Business Days (or such greater period as agreed by the relevant Designated Rating Agency) comply with Sections 18(c)(ii) or (c)(iii); and

                  (ii) until such time as a replacement Currency Swap has been entered into in accordance with Section 18(c)(ii) or an Acceptable Arrangement has been entered into in accordance with Section 18(c)(iii), comply or continue to comply with Section 18(c)(i).

         (c) Where Party A is required to comply with this Section 18(c) it must, at its cost:

                  (i)      either:

                           (A) deposit into a Swap Collateral Account and maintain in that Swap Collateral Account (whilst the relevant Downgrade subsists) sufficient funds to ensure that the amount standing to the credit of the Swap Collateral Account is not less than the Cash Collateral Amount; or

                           (B) acquire in the name of Party B or transfer to Party B Eligible Investments that mature on or prior to the next Quarterly Payment Date with an aggregate face amount not less than the Cash Collateral Amount;

                  (ii) procure a novation of its rights and obligations under the Currency Swap to a Replacement Currency Swap Provider; or

                  (iii)    enter, or procure entry, into an Acceptable
                           Arrangement.

         (d) If, at any time, Party A's obligations under the Currency Swap are novated in accordance with Section 18(c)(ii) or any Acceptable Arrangement is entered into in accordance with
                  Section 18(c)(iii) which results in Party A being replaced as Currency Swap Provider (the "REPLACED CURRENCY SWAP PROVIDER"), the Replaced Currency Swap Provider shall be immediately entitled to any Cash Collateral Amount which it has deposited in a Swap Collateral Account.

         (e) Where Party B has not established a Swap Collateral Account and Party A is required to deposit monies into a Swap Collateral Account, the Trust Manager must direct Party B to, and Party B must, establish, as soon as practicable, and maintain, in the name of Party B a US$ account with an Approved Bank, which account shall be, for the purposes of this Section 18, the "SWAP COLLATERAL ACCOUNT".

--------------------------------------------------------------------------------
                                                                         Page 17

         (f) Party B may only dispose of any Eligible Investment acquired or transferred to it under Section 18(c)(i)(B) or make withdrawals from the Swap Collateral Account if directed to do so by the Trust Manager and then only for the purpose of:

                  (i) novating the Replaced Currency Swap Provider's obligations under each Currency Swap in accordance with Section 18(c)(ii) or entering into any other Acceptable Arrangement in accordance with 18(c)(iii);

                  (ii) refunding to Party A the amount of any reduction in the Cash Collateral Amount, from time to time, and provided the Designated Rating Agencies have confirmed in writing that such refund will not result in a Note Downgrade;

                  (iii) withdrawing any amount which has been incorrectly deposited into the Swap Collateral Account;

                  (iv) paying any bank accounts debit tax or other equivalent Taxes payable in respect of the Swap Collateral Account; or

                  (v) funding the amount of any payment due to be made by Party A under this Agreement following the failure by Party A to make that payment.

                  For the purposes of this Section 18 and the Series Notice, a Downgrade will be deemed to "SUBSIST" until the earlier of the following dates:

                  (i) the date on which the credit rating of Party A is restored to the Required Rating;

                  (ii) the date on which a replacement Currency Swap has been entered into in accordance with Section 18(c)(ii); and

                  (iii) the date on which an Acceptable Arrangement has been entered into in accordance with Section 18(c)(iii).

         (g) Party B, at the direction of the Trust Manager, may only invest any amounts standing to the credit of a Swap Collateral Account in Eligible Investments that mature on or prior to the next Quarterly Payment Date.

         (h) All interest accrued on and other income derived from the acquisition or transfer to it of any Eligible Investments under Section 18(c)(i)(B) or the investment of any amounts credited to a Swap Collateral Account will be payable monthly to the party that provided the relevant Eligible Investments or Cash Collateral


--------------------------------------------------------------------------------
                                                                         Page 18

                  Amount, provided that any such interest or income will only be payable to the extent that any payment will not reduce the balance of the Swap Collateral Account to less than the amount required to be maintained in accordance with this Section 18.

EXECUTED in [Sydney].

Each attorney executing this Agreement states that he or she has no notice of revocation or suspension of his or her power of attorney.





































--------------------------------------------------------------------------------
                                                                         Page 19


PARTY A
SIGNED on behalf of                        )
BARCLAYS BANK PLC                          )  -----------------------------------------
by its attorneys under power of attorney   )  Signature
in the presence of:                        )

                                              -----------------------------------------
                                              Print name

--------------------------------------------
Witness
                                              -----------------------------------------
                                              Signature

--------------------------------------------
Print name
                                              -----------------------------------------
                                              Print name

PARTY B

SIGNED on behalf of                        )
PERPETUAL TRUSTEES VICTORIA LIMITED        )
by its attorney under power of attorney    )
in the presence of:                        )



--------------------------------------------   ----------------------------------------
Witness                                        Signature


--------------------------------------------  -----------------------------------------
Print name                                    Print name


TRUST MANAGER

SIGNED on behalf of                        )
INTERSTAR SECURITISATION MANAGEMENT        )
PTY LIMITED
by its attorney under power of attorney    )
in the presence of:                        )



--------------------------------------------   ----------------------------------------
Witness                                        Signature


--------------------------------------------  -----------------------------------------
Print name                                    Print name



---------------------------------------------------------------------
                                                              Page 20